                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549





                                  FORM 8-K





                               CURRENT REPORT





                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934





              Date of Report (Date of earliest event reported)
                              November 19, 1997





                      FIRST PLACE FINANCIAL CORPORATION
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)





          New Mexico                   0-25956                  85-0317365
-------------------------------      ------------           -------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      file number)           Identification No.)






100 East Broadway, Farmington, New Mexico                             87401
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Address of principal executive offices                               Zip Code


Registrant's telephone number, including area code: (505) 324-9500
                                                    --------------

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ITEM 5.   OTHER EVENTS

          News release dated November 19, 1997, announcing the adoption of a Corporate Stock Repurchase Plan.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS


          News release from First Place Financial Corporation dated November 19, 1997.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST PLACE FINANCIAL CORPORATION
                                        --------------------------------------
                                                     (Registrant)



Date: November 19, 1997                 James D. Rose
      ------------------------          --------------------------------------
                                        President and Chief Operating Officer